Unum Group
Statistical Supplement Second Quarter 2026

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights
We applied updates to prior year reported information throughout this document to align to current year presentation. See "Appendix to the Statistical Supplement" beginning on page 15 for more information regarding this update.

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Consolidated U.S. GAAP Results¹
Premium Income	$2,817.8	$2,748.0	$5,611.8	$5,450.9	$10,831.0	$10,497.4

Segment Adjusted Operating Revenue	$3,391.5	$3,379.1	$6,751.7	$6,677.5	$13,182.1	$12,921.9
Net Investment Loss	(5.2)	(17.7)	(10.2)	(224.5)	(106.6)	(34.6)
Strategic Actions	$(16.3)	—	(16.3)	—	—	—
Total Revenue	$3,370.0	$3,361.4	$6,725.2	$6,453.0	$13,075.5	$12,887.3

Net Income	$256.9	$335.6	$488.9	$524.7	$738.5	$1,779.1
Net Income Per Common Share:
Basic	$1.61	$1.93	$3.02	$2.98	$4.28	$9.49
Assuming Dilution	$1.61	$1.92	$3.01	$2.97	$4.27	$9.46

Assets			$63,485.2	$62,843.8	$63,519.4	$61,959.3
Liabilities			$52,675.7	$51,523.8	$52,400.3	$50,998.2
Stockholders' Equity			$10,809.5	$11,320.0	$11,119.1	$10,961.1
Adjusted Stockholders' Equity			$12,207.0	$12,799.8	$12,471.1	$12,801.6

Adjusted Operating Return on Equity
Unum US	24.3%	22.5%	24.5%	22.6%	22.8%	25.2%
Unum International	10.7%	17.4%	11.3%	16.1%	14.8%	15.6%
Colonial Life	19.4%	18.6%	19.4%	18.7%	18.2%	19.7%
Core Operating Segments	21.4%	20.9%	21.6%	20.9%	20.6%	22.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$330.9	$291.8	$644.9	$781.6	$652.5	$1,337.0
Net Realized Capital Loss, After Tax	(2.9)	(28.1)	(3.4)	(66.6)	(18.5)	(14.6)

Net Income	$328.0	$263.7	$641.5	$715.0	$634.0	$1,322.4

Capital and Surplus			$4,286.0	$4,414.1	$3,770.6	$3,909.7

Weighted Average Risk-based Capital Ratio			~ 480%	~ 485%	~ 440%	~ 430%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	6/30/2026		6/30/2025		12/31/2025		12/31/2024
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,809.5	$68.28	$11,320	$65.76	$11,119.1	$67.11	$10,961.1	$61.38
Excluding:
Net Unrealized Loss on Securities	(2,292.8)	(14.49)	(2,253.7)	(13.09)	(2,003.1)	(12.09)	(2,755.2)	(15.43)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,174.5	7.42	1,058.9	6.15	929.9	5.61	1,185.4	6.64
Net Loss on Derivatives	(279.2)	(1.76)	(285.0)	(1.66)	(278.8)	(1.68)	(270.7)	(1.51)
Subtotal	12,207.0	77.11	12,799.8	74.36	12,471.1	75.27	12,801.6	71.68
Excluding:
Foreign Currency Translation Adjustment	(266.7)	(1.69)	(220.7)	(1.28)	(245.6)	(1.48)	(343.0)	(1.93)
Subtotal	12,473.7	78.80	13,020.5	75.64	12,716.7	76.75	13,144.6	73.61
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(205.8)	(1.30)	(340.2)	(1.98)	(210.9)	(1.27)	(340.2)	(1.90)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$12,679.5	$80.10	$13,360.7	$77.62	$12,927.6	$78.02	$13,484.8	$75.51

Dividends Paid	$151.9	$0.920	$151.5	$0.84	$307.2	$1.76	$296.6	$1.57

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Shares Repurchased (millions)[1]	2.5	3.8	7.9	7.1	13.6	15.7
Cost of Shares Repurchased (millions)[2]	$202.1	$303.3	$604.5	$505.9	$1,011.7	$979.3
Stock Price (UNM closing price on last trading day of period)			$89.40	$80.76	$77.50	$73.03

Leverage Ratio			23.9%	23.0%	23.6%	22.9%

Holding Company Liquidity (millions)			$1,537	$1,956	$2,344	$1,987

1For the six months ended June 30, 2025, and for the year ended December 31, 2025, 0.7 million shares were included related to the settlement of the November 2024 accelerated share repurchase agreement (ASR) which occurred in February 2025.
2Includes commissions of $0.2 million and $0.3 million for the three and six months ended June 30, 2026, respectively, $0.4 million and $0.9 million for the three and six months ended June 30, 2025, respectively, $1.9 million for the year ended December 31, 2025, and a de minimis amount for the year ended December 31, 2024. There was excise tax of $2.0 million and $5.7 million for the three and six months ended June 30, 2026, respectively, $2.9 million and $5.0 million for the three and six months ended June 30, 2025, respectively, and $9.8 million and $8.3 million for the years ended December 31, 2025 and 2024, respectively. Also included for the year ended December 31, 2024 is $80.3 million related to shares which settled in February 2025 in connection with the November 2024 ASR agreement.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Revenue
Premium Income	$2,817.8	$2,748.0	$5,611.8	$5,450.9	$10,831.0	$10,497.4
Net Investment Income	478.4	560.7	961.8	1,073.9	2,032.7	2,130.0
Net Investment Loss	(5.2)	(17.7)	(10.2)	(224.5)	(106.6)	(34.6)
Other Income	79.0	70.4	161.8	152.7	318.4	294.5
Total Revenue	3,370.0	3,361.4	6,725.2	6,453.0	13,075.5	12,887.3

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	2,001.2	1,976.1	4,005.2	3,847.1	8,065.3	6,917.9
Commissions	364.3	343.5	732.8	686.7	1,355.3	1,258.6
Interest and Debt Expense	53.3	52.0	106.4	104.0	208.8	201.1
Deferral of Acquisition Costs	(187.4)	(174.9)	(378.0)	(347.5)	(697.1)	(651.5)
Amortization of Deferred Acquisition Costs	135.4	132.2	269.6	257.6	527.1	521.0
Other Expenses	673.7	615.5	1,357.0	1,244.5	2,682.6	2,388.9
Total Benefits and Expenses	3,040.5	2,944.4	6,093.0	5,792.4	12,142.0	10,636.0

Income Before Income Tax	329.5	417.0	632.2	660.6	933.5	2,251.3
Income Tax Expense	72.6	81.4	143.3	135.9	195.0	472.2

Net Income	$256.9	$335.6	$488.9	$524.7	$738.5	$1,779.1

Weighted Average Shares Outstanding
Basic	159.7	174.1	161.8	176.1	172.5	187.5
Assuming Dilution	160.0	174.4	162.2	176.6	172.9	188.1

Actual Number of Shares Outstanding			158.3	172.1	165.7	178.6

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2026	6/30/2025	% Change	6/30/2026	6/30/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$101.7	$95.2	6.8%	$195.2	$166.1	17.5%	$527.8	$512.6
Large Case Market	67.5	66.4	1.7	119.8	114.9	4.3	351.5	363.7
Subtotal	169.2	161.6	4.7	315.0	281.0	12.1	879.3	876.3
Supplemental and Voluntary	112.6	100.8	11.7	301.9	258.9	16.6	479.6	490.7
Total Sales	$281.8	$262.4	7.4	$616.9	$539.9	14.3	$1,358.9	$1,367.0

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2026	6/30/2025	% Change	6/30/2026	6/30/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$10.0	$13.5	(25.9)%	$20.2	$24.7	(18.2)%	$48.2	$41.8
Large Case Market	24.9	25.5	(2.4)	36.6	32.3	13.3	70.0	73.8
Subtotal	34.9	39.0	(10.5)	56.8	57.0	(0.4)	118.2	115.6
Supplemental	8.8	11.9	(26.1)	20.0	20.6	(2.9)	32.8	34.9
Unum Poland	8.7	14.1	(38.3)	17.7	24.3	(27.2)	46.2	36.4
Total Sales	$52.4	$65.0	(19.4)	$94.5	$101.9	(7.3)	$197.2	$186.9

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£7.5	£10.1	(25.7)%	£15.1	£19.0	(20.5)%	£36.6	£32.8
Large Case Market	18.6	19.3	(3.6)	27.2	24.7	10.1	52.8	57.8
Subtotal	26.1	29.4	(11.2)	42.3	43.7	(3.2)	89.4	90.6
Supplemental	6.5	8.9	(27.0)	14.8	15.9	(6.9)	25.0	27.5
Total Sales	£32.6	£38.3	(14.9)	£57.1	£59.6	(4.2)	£114.4	£118.1

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2026	6/30/2025	% Change	6/30/2026	6/30/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Commercial Sector
Core Market (< 1,000 employees)	$82.1	$79.3	3.5%	$152.6	$149.1	2.3%	$343.5	$331.9
Large Case Market	18.4	14.3	28.7	28.2	23.6	19.5	71.8	65.1
Subtotal	100.5	93.6	7.4	180.8	172.7	4.7	415.3	397.0
Public Sector	33.6	32.9	2.1	59.6	59.1	0.8	145.0	135.2
Total Sales	$134.1	$126.5	6.0	$240.4	$231.8	3.7	$560.3	$532.2

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2026	2025
Assets

Investments
Fixed Maturity Securities - at fair value	$34,443.6	$33,056.6
Mortgage Loans	2,071.7	2,109.5
Policy Loans	3,681.7	3,668.1
Other Long-term Investments	1,628.8	1,670.4
Short-term Investments	1,875.2	3,016.2
Total Investments	43,701.0	43,520.8

Other Assets
Cash and Bank Deposits	199.2	158.2
Accounts and Premiums Receivable	1,630.0	1,429.8
Reinsurance Recoverable	11,091.3	11,574.6
Accrued Investment Income	681.1	596.0
Deferred Acquisition Costs	3,025.4	2,920.3
Goodwill	353.0	353.9
Property and Equipment	506.1	503.7
Deferred Income Tax	48.4	79.5
Other Assets	2,249.7	2,382.6

Total Assets	$63,485.2	$63,519.4

Unum Group Consolidated Balance Sheets - Continued

	June 30	December 31
	2026	2025
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$37,610.7	$38,017.0
Policyholders' Account Balances	5,980.5	5,636.4
Unearned Premiums	572.0	412.8
Other Policyholders’ Funds	1,469.5	1,479.7
Income Tax Payable	101.8	52.2
Deferred Income Tax	37.4	38.8
Long-term Debt	3,763.8	3,767.6
Other Liabilities	3,140.0	2,995.8

Total Liabilities	52,675.7	52,400.3

Stockholders’ Equity
Common Stock	19.6	19.6
Additional Paid-in Capital	1,612.4	1,593.0
Accumulated Other Comprehensive Loss	(1,870.0)	(1,808.5)
Retained Earnings	13,682.3	13,345.3
Treasury Stock - at cost	(2,634.8)	(2,030.3)

Total Stockholders’ Equity	10,809.5	11,119.1

Total Liabilities and Stockholders’ Equity	$63,485.2	$63,519.4

6. 1

Unum Group Balance Sheets by Segment - June 30, 2026

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,534.5	$1,829.9	$4,313.7	$11,678.1	$3,129.4	$3,577.0	$20,824.7	$4,491.8	$43,701.0
Deferred Acquisition Costs	69.3	63.3	1,117.8	1,250.4	79.0	1,696.0	—	—	3,025.4
Goodwill	10.1	—	271.1	281.2	44.1	27.7	—	—	353.0
Reinsurance Recoverable	24.8	12.4	406.6	443.8	154.5	5.2	10,487.8	—	11,091.3
All Other	407.7	341.4	92.6	841.7	320.6	69.7	1,248.7	2,833.8	5,314.5
Total Assets	$6,046.4	$2,247.0	$6,201.8	$14,495.2	$3,727.6	$5,375.6	$32,561.2	$7,325.6	$63,485.2

Liabilities
Future Policy Benefits	$4,502.9	$772.8	$3,066.3	$8,342.0	$2,359.8	$2,060.9	$24,848.0	$—	$37,610.7
Policyholders' Account Balances	—	—	656.4	656.4	—	854.6	4,092.5	377.0	5,980.5
Unearned Premiums	2.9	5.9	53.3	62.1	344.8	47.5	117.6	—	572.0
Other Policyholders' Funds	39.7	776.8	31.1	847.6	63.8	13.4	544.7	—	1,469.5
Debt	—	—	—	—	—	—	—	3,763.8	3,763.8
All Other	43.0	25.0	198.5	266.5	196.0	71.9	531.1	2,213.7	3,279.2
Total Liabilities	4,588.5	1,580.5	4,005.6	10,174.6	2,964.4	3,048.3	30,133.9	6,354.5	52,675.7

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,426.1	724.2	2,165.6	4,315.9	723.8	2,149.8	3,496.1	1,521.4	12,207.0
Net Unrealized Loss on Securities and Net Loss on Derivatives	(154.0)	(76.6)	(167.5)	(398.1)	(113.0)	(96.4)	(1,414.2)	(550.3)	(2,572.0)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	185.8	18.9	198.1	402.8	152.4	273.9	345.4	—	1,174.5
Total Allocated Stockholders' Equity	1,457.9	666.5	2,196.2	4,320.6	763.2	2,327.3	2,427.3	971.1	10,809.5

Total Liabilities and Allocated Stockholders' Equity	$6,046.4	$2,247.0	$6,201.8	$14,495.2	$3,727.6	$5,375.6	$32,561.2	$7,325.6	$63,485.2
Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2025

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,685.7	$1,827.5	$4,314.6	$11,827.8	$3,183.2	$3,420.8	$21,459.4	$3,629.6	$43,520.8
Deferred Acquisition Costs	63.6	57.6	1,087.5	1,208.7	72.1	1,639.5	—	—	2,920.3
Goodwill	10.1	—	271.1	281.2	45.0	27.7	—	—	353.9
Reinsurance Recoverable	26.2	7.6	410.1	443.9	93.3	4.6	11,032.8	—	11,574.6
All Other	386.5	326.9	160.3	873.7	254.4	197.3	1,395.6	2,428.8	5,149.8
Total Assets	$6,172.1	$2,219.6	$6,243.6	$14,635.3	$3,648.0	$5,289.9	$33,887.8	$6,058.4	$63,519.4

Liabilities
Future Policy Benefits	$4,591.6	$802.4	$3,099.4	$8,493.4	$2,404.3	$2,032.0	$25,087.3	$—	$38,017.0
Policyholders' Account Balances	—	—	665.7	665.7	—	858.9	4,111.8	—	5,636.4
Unearned Premiums	1.3	5.7	41.7	48.7	201.5	46.9	115.7	—	412.8
Other Policyholders' Funds	26.1	769.6	33.0	828.7	78.3	8.8	563.9	—	1,479.7
Debt	—	—	—	—	—	—	—	3,767.6	3,767.6
All Other	36.3	27.2	209.2	272.7	125.6	71.1	594.4	2,023.0	3,086.8
Total Liabilities	4,655.3	1,604.9	4,049.0	10,309.2	2,809.7	3,017.7	30,473.1	5,790.6	52,400.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,473.7	666.6	2,165.0	4,305.3	822.4	2,083.1	4,495.2	765.1	12,471.1
Net Unrealized Loss on Securities and Net Loss on Derivatives	(106.3)	(67.0)	(141.6)	(314.9)	(115.0)	(72.1)	(1,282.6)	(497.3)	(2,281.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	149.4	15.1	171.2	335.7	130.9	261.2	202.1	—	929.9
Total Allocated Stockholders' Equity	1,516.8	614.7	2,194.6	4,326.1	838.3	2,272.2	3,414.7	267.8	11,119.1

Total Liabilities and Allocated Stockholders' Equity	$6,172.1	$2,219.6	$6,243.6	$14,635.3	$3,648.0	$5,289.9	$33,887.8	$6,058.4	$63,519.4

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "segment adjusted operating revenue" and "segment adjusted operating income" or "segment adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, reserve assumption updates and certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Six Months Ended
	6/30/2026	6/30/2025	% Change	6/30/2026	6/30/2025	% Change
Premium Income
Unum US	$1,858.2	$1,798.6	3.3%	$3,698.7	$3,579.5	3.3%
Unum International	289.3	271.1	6.7	576.0	517.8	11.2
Colonial Life	477.4	462.1	3.3	950.1	919.4	3.3
Closed Block	192.9	216.2	(10.8)	387.0	434.2	(10.9)
	2,817.8	2,748.0	2.5	5,611.8	5,450.9	3.0
Net Investment Income
Unum US	155.8	155.1	0.5	314.1	304.0	3.3
Unum International	42.2	46.2	(8.7)	71.8	74.7	(3.9)
Colonial Life	50.1	42.6	17.6	96.9	84.8	14.3
Closed Block	226.1	284.5	(20.5)	455.2	554.2	(17.9)
Corporate	20.5	32.3	(36.5)	40.1	56.2	(28.6)
	494.7	560.7	(11.8)	978.1	1,073.9	(8.9)
Other Income
Unum US	65.9	58.0	13.6	132.7	129.9	2.2
Unum International	2.7	0.3	N.M.	6.0	0.4	N.M.
Colonial Life	0.4	0.3	33.3	1.1	0.7	57.1
Closed Block	9.6	12.1	(20.7)	20.9	22.0	(5.0)
Corporate	0.4	(0.3)	N.M.	1.1	(0.3)	N.M.
	79.0	70.4	12.2	161.8	152.7	6.0
Total Segment Adjusted Operating Revenue
Unum US	2,079.9	2,011.7	3.4	4,145.5	4,013.4	3.3
Unum International	334.2	317.6	5.2	653.8	592.9	10.3
Colonial Life	527.9	505.0	4.5	1,048.1	1,004.9	4.3
Closed Block	428.6	512.8	(16.4)	863.1	1,010.4	(14.6)
Corporate	20.9	32.0	(34.7)	41.2	55.9	(26.3)
	$3,391.5	$3,379.1	0.4	$6,751.7	$6,677.5	1.1

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2026	6/30/2025	% Change	6/30/2026	6/30/2025	% Change
Adjusted Benefits and Expenses
Unum US	$1,750.3	$1,693.5	3.4%	$3,478.0	$3,366.1	3.3%
Unum International	309.9	276.0	12.3	598.6	512.6	16.8
Colonial Life	396.5	387.6	2.3	788.9	771.8	2.2
Closed Block	504.0	523.6	(3.7)	1,083.8	1,013.2	7.0
Corporate	65.4	63.7	2.7	129.3	128.7	0.5
	3,026.1	2,944.4	2.8	6,078.6	5,792.4	4.9

Segment Adjusted Operating Income (Loss)
Unum US	329.6	318.2	3.6	667.5	647.3	3.1
Unum International	24.3	41.6	(41.6)	55.2	80.3	(31.3)
Colonial Life	131.4	117.4	11.9	259.2	233.1	11.2
Closed Block	(75.4)	(10.8)	N.M.	(220.7)	(2.8)	N.M.
Corporate	(44.5)	(31.7)	40.4	(88.1)	(72.8)	21.0
	$365.4	$434.7	(15.9)	$673.1	$885.1	(24.0)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Premium Income
Unum US	$1,858.2	$1,840.5	$1,748.6	$1,755.4	$1,798.6	$1,780.9
Unum International	289.3	286.7	283.9	281.1	271.1	246.7
Colonial Life	477.4	472.7	463.2	456.5	462.1	457.3
Closed Block	192.9	194.1	196.4	195.0	216.2	218.0
	2,817.8	2,794.0	2,692.1	2,688.0	2,748.0	2,702.9
Adjusted Net Investment Income
Unum US	155.8	158.3	148.3	151.9	155.1	148.9
Unum International	42.2	29.6	34.7	36.2	46.2	28.5
Colonial Life	50.1	46.8	43.5	44.3	42.6	42.2
Closed Block	226.1	229.1	237.6	224.7	284.5	269.7
Corporate	20.5	19.6	17.9	19.7	32.3	23.9
	494.7	483.4	482.0	476.8	560.7	513.2
Other Income
Unum US	65.9	66.8	63.4	65.5	58.0	71.9
Unum International	2.7	3.3	4.4	2.9	0.3	0.1
Colonial Life	0.4	0.7	0.3	0.6	0.3	0.4
Closed Block	9.6	11.3	11.6	16.3	12.1	9.9
Corporate	0.4	0.7	0.4	0.3	(0.3)	—
	79.0	82.8	80.1	85.6	70.4	82.3
Total Segment Adjusted Operating Revenue
Unum US	2,079.9	2,065.6	1,960.3	1,972.8	2,011.7	2,001.7
Unum International	334.2	319.6	323.0	320.2	317.6	275.3
Colonial Life	527.9	520.2	507.0	501.4	505.0	499.9
Closed Block	428.6	434.5	445.6	436.0	512.8	497.6
Corporate	20.9	20.3	18.3	20.0	32.0	23.9
	$3,391.5	$3,360.2	$3,254.2	$3,250.4	$3,379.1	$3,298.4

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Adjusted Benefits and Expenses
Unum US	$1,750.3	$1,727.7	$1,666.8	$1,633.7	$1,693.5	$1,672.6
Unum International	309.9	288.7	289.8	281.4	276.0	236.6
Colonial Life	396.5	392.4	393.1	384.8	387.6	384.2
Closed Block	504.0	579.8	482.8	477.8	523.6	489.6
Corporate	65.4	63.9	69.4	67.7	63.7	65.0
	3,026.1	3,052.5	2,901.9	2,845.4	2,944.4	2,848.0

Segment Adjusted Operating Income (Loss)
Unum US	329.6	337.9	293.5	339.1	318.2	329.1
Unum International	24.3	30.9	33.2	38.8	41.6	38.7
Colonial Life	131.4	127.8	113.9	116.6	117.4	115.7
Closed Block	(75.4)	(145.3)	(37.2)	(41.8)	(10.8)	8.0
Corporate	(44.5)	(43.6)	(51.1)	(47.7)	(31.7)	(41.1)
	$365.4	$307.7	$352.3	$405.0	$434.7	$450.4

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income	$1,858.2	$1,798.6	$3,698.7	$3,579.5	$7,083.5	$6,883.2
Net Investment Income	155.8	155.1	314.1	304.0	604.2	632.2
Other Income	65.9	58.0	132.7	129.9	258.8	235.9
Total	2,079.9	2,011.7	4,145.5	4,013.4	7,946.5	7,751.3

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Gain or Loss	1,136.0	1,092.2	2,231.3	2,155.4	4,268.1	4,008.3
Commissions	213.7	203.8	433.1	409.4	794.9	729.3
Deferral of Acquisition Costs	(89.7)	(85.7)	(181.3)	(170.4)	(331.7)	(320.9)
Amortization of Deferred Acquisition Costs	70.9	71.6	139.6	136.8	283.3	292.5
Other Expenses	419.4	411.6	855.3	834.9	1,652.0	1,602.9
Total	1,750.3	1,693.5	3,478.0	3,366.1	6,666.6	6,312.1

Segment Adjusted Operating Income	329.6	318.2	667.5	647.3	1,279.9	1,439.2
Reserve Assumption Updates	—	—	—	—	147.7	143.6
Income Before Income Tax and Net Investment Gains and Losses	$329.6	$318.2	$667.5	$647.3	$1,427.6	$1,582.8

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	61.1%	60.7%	60.3%	60.2%	60.3%	58.2%
Other Expense Ratio[2]	21.9%	22.2%	22.4%	22.6%	22.6%	22.5%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$495.3	$507.8	$994.1	$1,012.3	$2,011.1	$2,086.1
Group Short-term Disability	332.2	289.3	642.9	567.6	1,138.4	1,084.0
Total Premium Income	827.5	797.1	1,637.0	1,579.9	3,149.5	3,170.1
Net Investment Income	74.5	74.5	150.5	148.5	296.0	311.2
Other Income	60.1	56.6	121.0	112.6	228.6	232.1
Total	962.1	928.2	1,908.5	1,841.0	3,674.1	3,713.4

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	544.5	496.1	1,060.2	979.8	1,964.3	1,871.8
Commissions	68.8	63.9	138.6	128.9	250.1	244.4
Deferral of Acquisition Costs	(17.7)	(16.2)	(34.0)	(32.3)	(60.7)	(62.2)
Amortization of Deferred Acquisition Costs	14.4	15.7	28.3	26.1	58.2	64.7
Other Expenses	249.0	243.9	505.7	494.5	982.4	973.5
Total	859.0	803.4	1,698.8	1,597.0	3,194.3	3,092.2

Segment Adjusted Operating Income	103.1	124.8	209.7	244.0	479.8	621.2
Reserve Assumption Updates	—	—	—	—	105.8	90.0
Income Before Income Tax and Net Investment Gains and Losses	$103.1	$124.8	$209.7	$244.0	$585.6	$711.2

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	65.8%	62.2%	64.8%	62.0%	62.4%	59.0%
Other Expense Ratio[2]	28.1%	28.6%	28.8%	29.2%	29.1%	28.6%

Persistency:
Group Long-term Disability			91.1%	90.6%	91.1%	93.3%
Group Short-term Disability			91.1%	88.2%	88.9%	91.7%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Life	$499.7	$470.0	$995.1	$936.2	$1,871.1	$1,784.7
Accidental Death & Dismemberment	53.8	49.2	106.8	97.4	195.6	186.1
Total Premium Income	553.5	519.2	1,101.9	1,033.6	2,066.7	1,970.8
Net Investment Income	23.3	21.1	46.8	39.3	81.6	88.3
Other Income	0.3	0.4	1.0	0.5	1.2	1.5
Total	577.1	540.7	1,149.7	1,073.4	2,149.5	2,060.6

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	365.4	362.1	704.1	718.8	1,394.9	1,307.2
Commissions	51.0	47.5	102.1	94.5	186.3	168.0
Deferral of Acquisition Costs	(13.4)	(12.1)	(25.7)	(23.7)	(45.5)	(40.6)
Amortization of Deferred Acquisition Costs	11.3	9.6	20.0	15.7	39.0	38.4
Other Expenses	69.6	63.4	140.9	128.7	255.4	243.0
Total	483.9	470.5	941.4	934.0	1,830.1	1,716.0

Segment Adjusted Operating Income	93.2	70.2	208.3	139.4	319.4	344.6
Reserve Assumption Updates	—	—	—	—	3.1	13.0
Income Before Income Tax and Net Investment Gains and Losses	$93.2	$70.2	$208.3	$139.4	$322.5	$357.6

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	66.0%	69.7%	63.9%	69.5%	67.5%	66.3%
Other Expense Ratio	12.6%	12.2%	12.8%	12.5%	12.4%	12.3%

Persistency:
Group Life			92.2%	89.7%	90.2%	92.0%
Accidental Death & Dismemberment			92.0%	88.3%	89.1%	91.2%

[1]Excludes the reserve assumption update that occurred during the third quarters of 2025 and 2024.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$251.7	$234.5	$505.5	$468.6	$927.4	$879.2
Individual Disability	142.8	166.7	289.3	335.4	615.1	566.0
Dental and Vision	82.7	81.1	165.0	162.0	324.8	297.1
Total Premium Income	477.2	482.3	959.8	966.0	1,867.3	1,742.3
Net Investment Income	58.0	59.5	116.8	116.2	226.6	232.7
Other Income	5.5	1.0	10.7	16.8	29.0	2.3
Total	540.7	542.8	1,087.3	1,099.0	2,122.9	1,977.3

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	226.1	234.0	467.0	456.8	908.9	829.3
Commissions	93.9	92.4	192.4	186.0	358.5	316.9
Deferral of Acquisition Costs	(58.6)	(57.4)	(121.6)	(114.4)	(225.5)	(218.1)
Amortization of Deferred Acquisition Costs	45.2	46.3	91.3	95.0	186.1	189.4
Other Expenses	100.8	104.3	208.7	211.7	414.2	386.4
Total	407.4	419.6	837.8	835.1	1,642.2	1,503.9

Segment Adjusted Operating Income	133.3	123.2	249.5	263.9	480.7	473.4
Reserve Assumption Updates - Voluntary Benefits	—	—	—	—	11.1	(12.2)
Reserve Assumption Updates - Individual Disability	—	—	—	—	27.7	52.8
Income Before Income Tax and Net Investment Gains and Losses	$133.3	$123.2	$249.5	$263.9	$519.5	$514.0

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	47.4%	48.5%	48.7%	47.3%	48.7%	47.6%
Other Expense Ratio	21.1%	21.6%	21.7%	21.9%	22.2%	22.2%

Persistency:
Voluntary Benefits			76.0%	76.4%	76.5%	76.0%
Individual Disability			87.8%	88.0%	87.7%	89.0%
Dental and Vision			78.9%	82.4%	83.3%	81.4%
[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$107.5	$107.9	$212.3	$208.1	$427.5	$418.0
Group Life	77.2	68.1	154.2	129.7	275.7	211.3
Supplemental	50.8	47.0	101.1	88.9	184.2	165.6
Unum Poland	53.8	48.1	108.4	91.1	195.4	154.6
Total Premium Income	289.3	271.1	576.0	517.8	1,082.8	949.5
Net Investment Income	42.2	46.2	71.8	74.7	145.6	128.8
Other Income	2.7	0.3	6.0	0.4	7.7	1.6
Total	334.2	317.6	653.8	592.9	1,236.1	1,079.9

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	226.7	196.4	430.2	360.5	772.8	649.2
Commissions	29.2	25.1	60.2	47.5	95.7	82.5
Deferral of Acquisition Costs	(7.1)	(5.6)	(16.3)	(10.9)	(22.0)	(17.8)
Amortization of Deferred Acquisition Costs	2.7	2.6	6.1	5.1	10.7	9.5
Other Expenses	58.4	57.5	118.4	110.4	226.6	198.7
Total	309.9	276.0	598.6	512.6	1,083.8	922.1

Segment Adjusted Operating Income	24.3	41.6	55.2	80.3	152.3	157.8
Reserve Assumption Updates	—	—	—	—	5.4	(7.5)
Income Before Income Tax and Net Investment Gains and Losses	$24.3	$41.6	$55.2	$80.3	$157.7	$150.3

Unum Group Financial Results for Unum UK

	Three Months Ended		Six Months Ended		Year Ended
(in millions of pounds, except exchange rate)	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£80.0	£80.8	£157.8	£160.2	£324.0	£327.0
Group Life	57.5	50.9	114.6	99.8	208.8	165.1
Supplemental	38.0	35.2	75.2	68.4	139.6	129.5
Total Premium Income	175.5	166.9	347.6	328.4	672.4	621.6
Net Investment Income	28.6	31.9	47.7	52.0	99.4	91.9
Other Income (Loss)	1.5	(0.1)	3.8	—	5.3	0.1
Total	205.6	198.7	399.1	380.4	777.1	713.6

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	144.2	125.2	269.7	233.6	494.5	433.8
Commissions	14.3	10.7	29.2	20.8	40.6	38.2
Deferral of Acquisition Costs	(2.0)	(0.9)	(5.3)	(2.1)	(3.9)	(3.8)
Amortization of Deferred Acquisition Costs	0.9	1.1	2.5	2.4	4.9	5.2
Other Expenses	32.9	33.2	67.3	66.8	133.5	122.4
Total	190.3	169.3	363.4	321.5	669.6	595.8

Segment Adjusted Operating Income	15.3	29.4	35.7	58.9	107.5	117.8
Reserve Assumption Updates	—	—	—	—	0.7	(6.4)
Income Before Income Tax and Net Investment Gains and Losses	£15.3	£29.4	£35.7	£58.9	£108.2	£111.4

Weighted Average Pound/Dollar Exchange Rate	1.340	1.333	1.342	1.299	1.318	1.278

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	82.2%	75.0%	77.6%	71.1%	73.5%	69.8%
Other Expense Ratio	18.7%	19.9%	19.4%	20.3%	19.9%	19.7%

Persistency:
Group Long-term Disability			90.4%	92.3%	92.3%	92.0%
Group Life			87.1%	89.9%	90.1%	89.1%
Supplemental			92.8%	93.0%	93.3%	90.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$254.5	$249.1	$507.3	$496.2	$993.5	$969.5
Life	131.1	122.1	259.4	242.0	483.6	458.0
Cancer and Critical Illness	91.8	90.9	183.4	181.2	362.0	356.4
Total Premium Income	477.4	462.1	950.1	919.4	1,839.1	1,783.9
Net Investment Income	50.1	42.6	96.9	84.8	172.6	161.5
Other Income	0.4	0.3	1.1	0.7	1.6	4.0
Total	527.9	505.0	1,048.1	1,004.9	2,013.3	1,949.4

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	222.9	223.2	440.2	441.3	885.1	850.7
Commissions	106.9	98.6	209.8	195.9	398.6	378.4
Deferral of Acquisition Costs	(90.6)	(83.6)	(180.4)	(166.2)	(343.4)	(312.8)
Amortization of Deferred Acquisition Costs	61.8	58.0	123.9	115.7	233.1	219.0
Other Expenses	95.5	91.4	195.4	185.1	376.3	347.4
Total	396.5	387.6	788.9	771.8	1,549.7	1,482.7

Segment Adjusted Operating Income	131.4	117.4	259.2	233.1	463.6	466.7
Reserve Assumption Updates	—	—	—	—	8.9	46.0
Income Before Income Tax and Net Investment Gains and Losses	$131.4	$117.4	$259.2	$233.1	$472.5	$512.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	46.7%	48.3%	46.3%	48.0%	48.1%	47.7%
Other Expense Ratio	20.0%	19.8%	20.6%	20.1%	20.5%	19.5%

Persistency:
Accident, Sickness, and Disability			73.9%	74.2%	74.1%	73.7%
Life			84.2%	84.1%	84.2%	84.4%
Cancer and Critical Illness			81.2%	82.5%	82.1%	82.2%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Long-term Care	$159.4	$175.9	$318.8	$352.1	$670.8	$696.1
All Other	33.5	40.3	68.2	82.1	154.8	184.7
Total Premium Income	192.9	216.2	387.0	434.2	825.6	880.8
Net Investment Income	226.1	284.5	455.2	554.2	1,016.5	1,148.9
Other Income	9.6	12.1	20.9	22.0	49.9	51.7
Total	428.6	512.8	863.1	1,010.4	1,892.0	2,081.4

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	413.3	464.3	901.2	889.9	1,660.8	1,767.1
Commissions	14.5	16.0	29.7	33.9	66.1	68.4
Other Expenses	76.2	43.3	152.9	89.4	246.9	174.6
Total	504.0	523.6	1,083.8	1,013.2	1,973.8	2,010.1

Segment Adjusted Operating Income (Loss)	(75.4)	(10.8)	(220.7)	(2.8)	(81.8)	71.3
Reserve Assumption Updates - Long-term Care	—	—	—	—	(643.1)	174.1
Reserve Assumption Updates - All Other	—	—	—	—	2.6	1.2
Income (Loss) Before Income Tax and Net Investment Gains and Losses	$(75.4)	$(10.8)	$(220.7)	$(2.8)	$(722.3)	$246.6

Long-term Care Net Premium Ratio[1]			97.8%	94.9%	97.5%	94.6%

Operating Ratios (% of Premium Income):
Other Expense Ratio	39.5%	20.0%	39.5%	20.6%	29.9%	19.8%

[1]Gross of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2026	6/30/2025	6/30/2026	6/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Adjusted Net Investment Income	$20.5	$32.3	$40.1	$56.2	$93.8	$58.6
Other Income (Loss)	0.4	(0.3)	1.1	(0.3)	0.4	1.3
Total	20.9	32.0	41.2	55.9	94.2	59.9

Interest Expense, Policy Benefits, and Adjusted Other Expenses	65.4	63.7	129.3	128.7	265.8	251.1

Segment Adjusted Operating Loss	(44.5)	(31.7)	(88.1)	(72.8)	(171.6)	(191.2)
Strategic Actions	(30.7)	—	(30.7)	—	—	—
Settlement Loss on the U.S. Pension Plan Annuity Purchase	—	—	—	—	(103.8)	—
Loss on Legal Settlement	—	—	—	—	—	(15.3)
Accelerated Charitable Contribution	—	—	—	—	(20.0)	—
Loss Before Income Tax and Net Investment Gains and Losses	$(75.2)	$(31.7)	$(118.8)	$(72.8)	$(295.4)	$(206.5)

Unum Group Investments

	6/30/2026			6/30/2026	12/31/2025
Fixed Maturity Securities (Fair Value)			Selected Statistics
Corporate Bonds	$28,506.3	82.8%	Earned Book Yield	4.23%	4.35%
Municipal Securities	2,958.5	8.6	Average Duration (in years)	8.30	8.42
Foreign Governments	864.8	2.5
Asset-Backed Securities[1]	589.1	1.7
Mortgage-Backed Securities	890.4	2.6
United States Government and Agencies	626.7	1.8
Redeemable Preferred Stocks	7.8	—
Total	$34,443.6	100.0%

	6/30/2026
Fixed Maturity Securities (Fair Value)
Public	$28,307.6	82.2%
Private[2]	6,136.0	17.8
Total	$34,443.6	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Private Equity Partnerships	6/30/2026	12/31/2025
Aaa	3.7%	3.7%	Private Credit Partnerships	$226.6	$255.8
Aa	17.4	16.7	Private Equity Partnerships	657.7	651.4
A	34.1	34.6	Real Asset Partnerships	540.8	549.1
Baa	41.2	41.3	Total	$1,425.1	$1,456.3
Below Baa	3.6	3.7
Total	100.0%	100.0%
			Non-Current Investments	$—	$—

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.
2Excludes Rule 144A securities, which are included in Public investments.

Unum Group Investments at June 30, 2026

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,096.5	$(97.3)	$1,256.0	$(129.6)	$840.5	$32.3
Capital Goods	2,814.8	(105.3)	1,687.4	(161.9)	1,127.4	56.6
Communications	2,003.3	(80.5)	1,054.1	(148.1)	949.2	67.6
Consumer Cyclical	1,239.0	(88.6)	811.3	(104.3)	427.7	15.7
Consumer Non-Cyclical	5,706.2	(445.3)	3,975.2	(536.0)	1,731.0	90.7
Energy	2,167.4	14.0	791.9	(68.5)	1,375.5	82.5
Financial Institutions	4,426.6	(259.1)	3,317.6	(280.1)	1,109.0	21.0
Mortgage/Asset-Backed[1]	1,479.5	(17.8)	835.8	(24.9)	643.7	7.1
Sovereigns	864.8	(150.0)	599.2	(163.4)	265.6	13.4
Technology	1,570.2	(121.7)	1,264.4	(129.7)	305.8	8.0
Transportation	1,449.3	(103.7)	993.8	(121.7)	455.5	18.0
U.S. Government Agencies and Municipalities	3,585.2	(415.3)	2,424.0	(486.0)	1,161.2	70.7
Public Utilities	5,040.8	(181.3)	2,648.1	(311.1)	2,392.7	129.8
Total	$34,443.6	$(2,051.9)	$21,658.8	$(2,665.3)	$12,784.8	$613.4

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$2,493.8	$(15.1)			$179.8	$(2.3)
91 through 180 days	3,089.2	(52.9)			117.1	(2.7)
181 through 270 days	1,009.0	(37.2)			13.7	(1.0)
271 days to 1 year	131.9	(10.9)			1.4	(0.6)
Greater than 1 year	14,372.9	(2,494.5)			250.0	(48.1)
Total	$21,096.8	$(2,610.6)			$562.0	$(54.7)

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.
14.1

Appendix to Statistical Supplement
2026 Significant Items:

•During the second quarter of 2026, we incurred expenses of $30.7 million before tax related to certain strategic actions.

2025 Significant Items:

•In February 2025, Unum Life Insurance Company of America entered into a master transaction agreement with Fortitude Reinsurance Company Ltd. (Fortitude Re) which resulted in the execution of a coinsurance agreement (reinsurance agreement) during July 2025. This reinsurance agreement reinsures a portion of our Closed Block long-term care business and a portion of our Unum US individual disability business on a coinsurance basis to Fortitude Re effective January 2025. Upon closing the transaction in July of 2025, we transferred to Fortitude Re $953.5 million of cash as well as fixed maturity securities with a fair value totaling $3,230.1 million and accrued investment income of $47.1 million. After consideration of the final settlement, the final ceding commission related to this transaction was $442.3 million. As a result of this reinsurance agreement, we recognized the following:
•Net realized investment loss of $46.8 million during the year ended December 31, 2025.
•Reinsurance recoverable of $3,620.5 million comprised of ceded reserves of $3,315.2 million related to the Closed Block long-term care product line and $305.3 million related to the Unum US individual disability product line.
•Cost of reinsurance of $848.2 million related to the Closed Block long-term care product line and a deferred gain on reinsurance related to the Unum US individual disability product line of $145.9 million.
•Write-off of deferred acquisition costs related to the Unum US individual disability product line of $100.3 million which is included as a component of deferred gain on reinsurance.
•Third quarter of 2025 reserve assumption updates resulting in a net reserve increase of $478.5 million before tax.
•During the fourth quarter of 2025, we incurred a loss related to an accelerated charitable contribution of $20.0 million before tax.
•During the fourth quarter of 2025, we incurred a settlement loss of $103.8 million before tax related to a purchase of an annuity contract which transferred a portion of our U.S. qualified defined benefit pension plan obligation to a third party.

2024 Significant Items:

•Third quarter of 2024 reserve assumption updates resulting in a net reserve decrease of $357.4 million before tax.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax for the settlement of an employment-related matter.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•After-tax adjusted operating income or loss, which excludes investment gains or losses, Closed Block segment adjusted operating income or loss and reserve assumption updates, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using our core operating segments after-tax segment adjusted operating income or loss and our core operating segments' equity adjusted to exclude the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•After-tax segment adjusted operating income or loss, which excludes investment gains or losses and reserve assumption updates, as well as certain other items, as applicable.
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI);
•Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provides a more comparable view of our results; and

We measure and analyze our segment performance on the basis of "segment adjusted operating revenue" and "segment adjusted operating income" or "segment adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the following items:

•Segment adjusted operating revenue, which excludes investment gains or losses;
•Segment adjusted operating income or loss, which excludes investment gains or losses and reserve assumption updates, as well as certain other items, as applicable.

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

We have completed reinsurance transactions to exit significant portions of our Closed Block businesses and we are no longer accepting new enrollments on existing group long-term care policies. As a result of these actions and the continued run-off of the Closed Block business, Closed Block segment earnings are less relevant to our financial results and as such, we exclude the results of the Closed Block segment from after-tax adjusted operating income. As part of this update, we also determined that it is no longer necessary to adjust after-tax adjusted operating income to exclude the amortization of the cost of reinsurance, the amortization of the deferred gain on reinsurance, and the impact of non-contemporaneous reinsurance, because the majority of these items are included in Closed Block segment results. Prior period financial information has been adjusted to conform to this updated presentation.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.
15.1

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.3, other than book value per common share, which is presented on page 2.

15.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended					Year Ended
	June 30	March 31	December 31	September 30	June 30	December 31	December 31
	2026		2025			2025	2024
Total Revenue	$3,370.0	$3,355.2	$3,244.1	$3,378.4	$3,361.4	$13,075.5	$12,887.3
Excluding:
Net Investment Gain (Loss)	(5.2)	(5.0)	(10.1)	128.0	(17.7)	(106.6)	(34.6)
Strategic Actions	(16.3)	—	—	—	—	—	—
Segment Adjusted Operating Revenue	$3,391.5	$3,360.2	$3,254.2	$3,250.4	$3,379.1	$13,182.1	$12,921.9

	Three Months Ended					Year Ended
	June 30	March 31	December 31	September 30	June 30	December 31	December 31
	2026		2025			2025	2024
Income Before Income Tax	$329.5	$302.7	$218.4	$54.5	$417.0	$933.5	$2,251.3
Excluding:
Net Investment Gain (Loss)
Net Investment Gain (Loss) Related to the Fortitude Re Reinsurance Transaction	—	—	—	137.6	(8.5)	(46.8)	—
Net Investment Loss, Other	(5.2)	(5.0)	(10.1)	(9.6)	(9.2)	(59.8)	(34.6)
Net Investment Gain (Loss)	(5.2)	(5.0)	(10.1)	128.0	(17.7)	(106.6)	(34.6)
Strategic Actions	(30.7)	—	—	—	—	—	—
Reserve Assumption Updates		—	—	(478.5)	—	(478.5)	357.4
Settlement Loss on the U.S. Pension Plan Annuity Purchase	—	—	(103.8)	—	—	(103.8)	—
Accelerated Charitable Contribution	—	—	(20.0)	—	—	(20.0)	—
Loss on Legal Settlement	—	—	—	—	—	—	(15.3)
Segment Adjusted Operating Income	$365.4	$307.7	$352.3	$405.0	$434.7	$1,642.4	$1,943.8
15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Segment Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended June 30, 2026
Unum US	$261.0	$4,293.3	24.3%
Unum International	21.0	788.5	10.7%
Colonial Life	104.0	2,141.9	19.4%
Core Operating Segments	386.0	7,223.7	21.4%
Corporate	(40.0)	1,493.9
Closed Block	(61.2)	3,491.8
Total	$284.8	$12,209.4

Three Months Ended June 30, 2025
Unum US	$251.5	$4,470.3	22.5%
Unum International	34.1	784.5	17.4%
Colonial Life	92.6	1,986.1	18.6%
Core Operating Segments	378.2	7,240.9	20.9%
Corporate	(18.0)	777.4
Closed Block	(10.7)	4,758.3
Total	$349.5	$12,776.6

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.7.
15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Segment Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Six Months Ended June 30, 2026
Unum US	$528.8	$4,313.7	24.5%
Unum International	43.8	773.1	11.3%
Colonial Life	205.2	2,117.6	19.4%
Core Operating Segments	777.8	7,204.4	21.6%
Corporate	(79.3)	1,541.3
Closed Block	(177.7)	3,593.4
Total	$520.8	$12,339.1

Six Months Ended June 30, 2025
Unum US	$511.4	$4,521.6	22.6%
Unum International	63.7	790.4	16.1%
Colonial Life	183.9	1,964.4	18.7%
Core Operating Segments	759.0	7,276.4	20.9%
Corporate	(50.0)	555.6
Closed Block	(7.0)	4,968.7
Total	$702.0	$12,800.7

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.7. Due to updates to our calculation of after-tax adjusted operating income for which the beginning balance of 2026 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2026 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2026. As a result, average equity for the six months ended June 30, 2026 for certain of our segments will not compute using the historical allocated equity at December 31, 2025.

15.5

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Segment Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2025
Unum US	$1,011.5	$4,441.2	22.8%
Unum International	118.5	799.0	14.8%
Colonial Life	365.8	2,011.0	18.2%
Core Operating Segments	1,495.8	7,251.2	20.6%
Corporate	(124.2)	555.2
Closed Block	(74.0)	4,830.0
Total	$1,297.6	$12,636.4

Year Ended December 31, 2024
Unum US	$1,137.6	$4,523.2	25.2%
Unum International	120.9	776.8	15.6%
Colonial Life	368.2	1,869.2	19.7%
Core Operating Segments	1,626.7	7,169.2	22.7%
Corporate	(137.1)	53.8
Closed Block	46.0	5,324.1
Total	$1,535.6	$12,547.1

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.7.

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	6/30/2026	3/31/2026	12/31/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2023
Total Stockholders' Equity	$10,809.5	$10,892.4	$11,119.1	$11,320.0	$11,214.0	$10,961.1	$9,651.4
Excluding:
Net Unrealized Loss on Securities	(2,292.8)	(2,432.3)	(2,003.1)	(2,253.7)	(2,333.2)	(2,755.2)	(1,919.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,174.5	1,395.1	929.9	1,058.9	1,019.1	1,185.4	(648.4)
Net Unrealized Loss on Derivatives	(279.2)	(282.1)	(278.8)	(285.0)	(225.2)	(270.7)	(73.7)
Total Adjusted Stockholders' Equity	$12,207.0	$12,211.7	$12,471.1	$12,799.8	$12,753.3	$12,801.6	$12,292.6

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2026		12/31/2025	6/30/2025		12/31/2024
Average Adjusted Stockholders' Equity	$12,209.4	$12,339.1	$12,636.4	$12,776.6	$12,800.7	$12,547.1

15.7

	Three Months Ended June 30		Six Months Ended June 30		Year Ended December 31
	2026	2025	2026	2025	2025	2024
	(in millions)		(in millions)		(in millions)
Net Income	$256.9	$335.6	$488.9	$524.7	$738.5	$1,779.1
Excluding Before-Tax Segment Reconciling Items:
Net Investment Loss
Net Investment Loss Related to Fortitude Re Reinsurance Transaction	—	(8.5)	—	(184.4)	(46.8)	—
Net Investment Loss, Other	(5.2)	(9.2)	(10.2)	(40.1)	(59.8)	(34.6)
Total Net Investment Loss	(5.2)	(17.7)	(10.2)	(224.5)	(106.6)	(34.6)
Closed Block Segment Before-Tax Adjusted Operating Income (Loss)	(75.4)	(10.8)	(220.7)	(2.8)	(81.8)	71.3
Strategic Actions	(30.7)	—	(30.7)	—	—	—
Reserve Assumption Updates	—	—	—	—	(478.5)	357.4
Settlement Loss on the U.S. Pension Plan Annuity Purchase	—	—	—	—	(103.8)	—
Accelerated Charitable Contribution	—	—	—	—	(20.0)	—
Loss on Legal Settlement	—	—	—	—	—	(15.3)
Total Before-Tax Reconciling Items	(111.3)	(28.5)	(261.6)	(227.3)	(790.7)	378.8
Income Tax Expense (Benefit) on Reconciling Items[1]	(22.2)	(3.9)	(52.0)	(43.0)	(157.6)	89.3
After-Tax Adjusted Operating Income	$346.0	$360.2	$698.5	$709.0	$1,371.6	$1,489.6

After-Tax Adjusted Operating Income per share*	$2.16	$2.06	$4.31	$4.01	$7.93	$7.92
1 The income tax expense (benefit) on reconciling items represents the aggregate tax impact of the reconciling items presented above. The tax effects are calculated discretely using applicable statutory tax rates for the jurisdictions in which the underlying adjustments occur. The effective tax rate on reconciling items may differ from the Company’s consolidated effective tax rate.
*Assuming Dilution.

15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	June 30		December 31
	2026	2025	2025	2024
Debt	$3,763.8	$3,743.9	$3,767.6	$3,739.8
Including:
Lease Liability	72.9	79.6	78.9	69.4
Adjusted Debt and Lease Liability	$3,836.7	$3,823.5	$3,846.5	$3,809.2

Total Stockholders' Equity	$10,809.5	$11,320.0	$11,119.1	$10,961.1
Excluding:
Net Unrealized Loss on Securities	(2,292.8)	(2,253.7)	(2,003.1)	(2,755.2)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,174.5	1,058.9	929.9	1,185.4
Net Loss on Derivatives	(279.2)	(285.0)	(278.8)	(270.7)
Equity, As Adjusted	12,207.0	12,799.8	12,471.1	12,801.6
Debt, As Adjusted and Lease Liability	3,836.7	3,823.5	3,846.5	3,809.2
Total Adjusted Capital	$16,043.7	$16,623.3	$16,317.6	$16,610.8

Leverage Ratio	23.9%	23.0%	23.6%	22.9%
15.9

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	June 30, 2026	June 30, 2025
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$235.5		£166.9	1.342	$224.0
Unum Poland	53.8	zł	180.9	0.273	49.4
Total	289.3				273.4
Unum US	1,858.2		$1,798.6		1,798.6
Colonial Life	477.4		$462.1		462.1
Core Operations	$2,624.9				$2,534.1

	Six Months Ended
	June 30, 2026	June 30, 2025
	Premium Income	Premium Income, local currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$467.6		£328.4	1.345	$441.7
Unum Poland	108.4	zł	352.1	0.275	96.8
Total	576.0				538.5
Unum US	3,698.7		$3,579.5		3,579.5
Colonial Life	950.1		$919.4		919.4
Core Operations	$5,224.8				$5,037.4
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.10